POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby

constitutes and appoints each of Heidi J. Eddins and Brian

J. Nicholson, signing singly, the undersigned's true and

lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned,

in the undersigned's capacity as an officer and/or

director of Florida East Coast Industries, Inc.

the "Company"), Forms 3, 4, and 5 in accordance

with Section 16(a) of the Securities Exchange Act

of 1934 and the rules thereunder;

2. Do and perform any and all acts for and on

behalf of the undersigned which may be necessary

or desirable to complete and execute any such

Form 3, 4, or 5, complete and execute

any amendment or amendments thereto, and

timely file such form with the United States

Securities and Exchange Commission

and any stock exchange or similar authority; and

3. Take any other action of any type whatsoever in

connection with the foregoing which, in the opinion

of such attorney-in-fact may be of benefit to,

in the best interest of, or legally required by,

the undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of

the undersigned pursuant to this Power of Attorney

shall be in such form and shall contain such terms

and conditions as such attorney-in-fact may

approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-

in-fact full power and authority to do and perform

every act and thing whatsoever requisite, necessary,

or proper to be done in the exercise of any of the

rights and powers herein granted, as fully to all

intents and purposes as the undersigned might or

could do if personally present, with

full power of substitution or revocation, hereby

ratifying and confirming all that such attorney-in-fact,

or such attorney-in-fact's substitute or

substitutes, shall lawfully do or cause to be done by

virtue of this power of attorney and the rights

and powers herein granted.

The undersigned acknowledges that the foregoing

attorneys-in-fact,

in serving in such capacity at the request

of the undersigned, are not assuming, nor is

the Company assuming, any of the undersigned's

responsibilities to comply with Section 16 of the Securities and Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4,

and 5 with respect to the undersigned's holdings of the

transactions in securities issued by the Company, unless

earlier revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 25th day of May 2006.

Signature: /s/

Print Name:  Rosa Sugranes